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                                                                    EXHIBIT 99.5


                                ESCROW AGREEMENT

     This Escrow Agreement (the "Escrow Agreement") is made as of the ____ day of ________, 1998, by and among OXIS International, Inc., a Delaware corporation (the "Company"), the investor whose name is set forth on the signature page hereto (the "Investor"), and Jackson Tufts Cole & Black, LLP, a California limited liability partnership, as Escrow Agent ("Escrow Agent", collectively with the Company and the Investor, the "Parties").

     1. The Investor has agreed to deposit with the Escrow Agent in escrow, the sum of US$_______________________ (the "Escrowed Funds") as the purchase price for ____________ shares of the Company's common stock (the "Common Stock") and a Warrant to purchase an equal number of shares of the Company's common stock (the "Warrant"), each purchase to be made pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement of even date herewith, substantially in the form attached hereto as Exhibit A (the "Subscription Agreement"). The Parties agree that capitalized terms used but not defined herein will have the meanings ascribed to them in the Subscription Agreement.

     2. The Escrow Agent agrees to maintain the Escrowed Funds in an interest bearing account and agrees to disburse the Escrowed Funds pursuant to the terms of this Escrow Agreement. Any disbursement of the Escrowed Funds to the Company or back to the Investor under the terms hereof will include the interest accrued on such Escrowed Funds.

     3. The Parties note that the Subscription Agreement provides for a first closing that will take place the date hereof (the "First Closing") and a second closing (the "Second Closing"). The Second Closing will not occur until after the Company has amended its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50 million to 95 million (the "Amendment").

     4. The Parties agree that, upon notification by the Company's transfer agent (the "Transfer Agent") to the Escrow Agent that share certificates relating to the Common Stock to be issued to the Investor in connection with the First Closing (the "First Closing Common Stock") have been disbursed to the Investor by the Transfer Agent, the Escrow Agent will disburse to the Company that portion of the Escrowed Funds which constitutes the Investor's purchase price for the First Closing Common Stock. In the event that the First Closing does not occur by May 15, 1998 the Escrow Agent agrees to return the Escrowed Funds to the Investor.

     5. The Parties agree that upon notification by the Transfer Agent that share certificates relating to the Common Stock to be issued to the Investor in connection with the Second Closing (the "Second Closing Common Stock") have been disbursed to the Investor by the Transfer Agent, the Escrow Agent will disburse to the Company the remaining amount of the Escrowed Funds (the "Remaining Escrow Balance"). In the event that the Company's annual meeting of Stockholders is not held by July 15, 1998 the Escrow Agent agrees to return Remaining Escrow Balance to the Investor. The Escrow Agent may also deliver the Remaining Escrow Balance pursuant to joint instructions received from the Company and the Investor.
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     6.  Upon the disbursement of the Remaining Escrow Balance, the Escrow Agent
will have no further obligations under this Escrow Agreement.

     7. The Investor and the Company agree jointly and severally to hold the Escrow Agent harmless and to indemnify the Escrow Agent against any loss, liability, expenses (including attorney's fees and expenses), claim, or demand arising out of or in connection with the performance of its obligations as Escrow Agent. The foregoing indemnification shall survive the resignation of the Escrow Agent and the termination of this Escrow Agreement. The Investor and the Company acknowledge that the Escrow Agent also serves as legal counsel to the Company. The parties waive any conflict of interest that may be created due to the facts set forth in the immediately preceding sentence.

     8. The Escrow Agent's duties are only such as are specifically provided herein, and the Escrow Agent shall incur no liability whatsoever to the Investor or the Company and shall have no responsibility hereunder other than to follow faithfully the instructions herein contained. The Escrow Agent may consult with counsel and shall be fully protected in any action taken in good faith in accordance with such advice. The Escrow Agent shall be fully protected in acting in accordance with any written instructions given to it hereunder and believed by it to have been executed by the proper parties. The Escrow Agent shall not be liable for interest on the Escrowed Funds in any circumstances.

         (a) It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the Escrowed Funds, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of said Escrowed Funds until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

         (b) The Escrow Agent may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor escrow agent shall have been appointed and shall have accepted such appointment in writing. If an instrument of acceptance by a successor escrow agent shall not have been delivered to the Escrow Agent within 30 days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent.

     9. This Escrow Agreement shall be construed in accordance with the laws of the State of California without regard to conflict of law provisions thereof. It may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one and the same instrument.

     10. Any notice, consent or request to be given in connection with any of the terms or provisions of this Escrow Agreement shall be in writing and shall be delivered by hand or sent by registered mail, postage prepaid:

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          (i)  If to the Company:

               Attn:  Ray Rogers, Chief Executive Officer
               OXIS International, Inc.
               6040 N. Cutter Circle, Suite 317
               Portland, Oregon 97217
               Phone: (503) 283-3911
               Facsimile:  (503) 283-4058

         (ii)  if to Investor:

               _______________________
               _______________________
               _______________________
               _______________________
               _______________________

        (iii)  if to Escrow Agent:


               Jackson Tufts Cole & Black, LLP
               Attn:  Richard Scudellari, Esq.
               60 S. Market Street, 10th Floor
               San Jose, CA 95113
               Facsimile:  (408) 998-4889

     11. In addition to termination by its own terms, this Escrow Agreement may be otherwise terminated pursuant a written agreement by the parties.

     12. Upon termination of this Escrow Agreement, the Escrow Agent may request from any and all of the parties hereto such additional assurances, certificates, satisfactions, releases and/or other documents as it may reasonably deem appropriate to evidence the termination of this Escrow Agreement.

     13. This Escrow Agreement and all documents contemplated hereby contain the entire agreement of the parties with respect to the subject matter hereof; any amendment hereto or modification or variation hereof shall be ineffective unless in writing signed by each of the parties hereto.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow
Agreement as of the date first above written.


                                 INVESTOR

                                 By: __________________________

                                 Name:_________________________
                                      (Print)
                                 Title:__________________________

                                 Address:

                                 _______________________________
                                 _______________________________
                                 _______________________________
                                 _______________________________



                                 OXIS INTERNATIONAL, INC.



                                 By __________________________
                                 Name:________________________
                                 Title:_________________________

                                 JACKSON TUFTS COLE & BLACK, LLP
                                 as Escrow Agent


                                 By:  __________________________
                                 Name: Richard Scudellari
                                 Title:   Partner

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